SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C.



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): June 30, 1998



                                   AAON, INC.
                                   ----------
             (Exact name of registrant as specified in its charter)


          Nevada                   33-18336-LA                  87-0448736
          ------                   -----------                  ----------
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)


                     2425 South Yukon, Tulsa, Oklahoma 74107
                     ---------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (918) 583-2266

<PAGE 1>


Item 5.           Other Events.

                  On June 30, 1998, Registrant executed Amendment Two to Second Restated Revolving Credit Loan Agreement effective June 30, 1997.


Item 7.           Financial Statements and Exhibits.

                  (c) A copy of Amendment Two to Second Restated Revolving Credit Loan Agreement is filed herewith as Exhibit 1.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         AAON, INC.



Date:  March 9, 1997                     By: /s/ John B. Johnson
                                             ---------------------------
                                                 John B. Johnson, Jr., Secretary


<PAGE 2>


                             AMENDMENT TWO TO SECOND
                    RESTATED REVOLVING CREDIT LOAN AGREEMENT


         THIS AMENDMENT TWO TO SECOND RESTATED REVOLVING CREDIT LOAN AGREEMENT ("Amendment"), is made and entered into effective as of June 30, 1998, by and among AAON, INC., an Oklahoma corporation and AAON COIL PRODUCTS, INC., a Texas corporation (formerly known as CP/AAON, Inc.) (separately and collectively, the "Borrower") and BANK OF OKLAHOMA, NATIONAL ASSOCIATION, a national banking association ("Bank").

                                    RECITALS

         A. Reference is made to the Second Restated Revolving Credit Loan Agreement dated effective July 1, 1996, which was amended by the Amendment One dated June 30, 1997, between Borrower and Bank (as amended, the "Credit Agreement"), pursuant to which currently exists a $15,150,000 Revolving Line.

         B. Borrower has requested Bank to: (i) extend the commitment to August 31, 2000, (ii) reduce the interest rates, and (iii) modify certain financial covenants. Bank has agreed to accommodate Borrower's request, subject to the terms and conditions set forth below. All terms used herein shall have the meanings given in the Credit Agreement, unless otherwise expressly defined.

         For  valuable   consideration   received,  the  parties  agree  to  the
following:

                                    AGREEMENT

         1.  AMENDMENTS TO CREDIT AGREEMENT.   The  Credit Agreement  is amended
as follows:

               1.1. Section 1.52 (Termination Date) is hereby amended to read "August 31, 2000."

               1.2 Section 2.5.1(1) (Prime Loan Rate) is hereby amended to read:
          "For a Prime Loan at a rate equal to the Prime Rate less one-half percent (1/2%), floating, per annum;".

               1.3 Section 2.5.1(2) (LIBOR Loan Rate) is hereby amended to read:
          "For a LIBOR Loan at a rate equal to the LIBOR Interest Rate plus One Hundred Seventy (170) basis points per annum."

               1.4  Section  8.1  (Tangible  Net  Worth)  is hereby  amended  to
          evidence  that  the  sum   "$12,000,000"   shall  now  mean  and  read
          "$18,500,000."


<PAGE 3>



               1.5 Section 8.5 (Capital Expenditures) is hereby amended to read:

                    "8.5 Capital  Expenditures.  The Borrowers agree not to make
               any  capital  expenditure  for  the  acquisition,   construction,
               expansion or improvement of capital assets (whether owned or leased or otherwise) that aggregate in excess of $7,000,000 from June 30, 1998 to August 31, 1999, and $3,500,000 from September 1, 1999 to August 31, 1999, when combined with the capital expenditures of AAON (Nevada) for such period or commit to any such capital expenditure which, if made in the applicable period for delivery and payment and combined with payments of commitments by AAON (Nevada) for such period, would result in expenditures in excess of the limitations herein set forth."

         2.  CONDITIONS  PRECEDENT.  The  making of any loan or letter of credit
shall  be  conditioned  upon  the  Borrower   executing  and/or  delivering  the
following:

               2.1. This Amendment, with all schedules attached.

               2.2. $15,150,000 Revolving Credit Note evidencing the maturity date extension to August 31, 2000, in form and content as set forth on Schedule "2.2" hereto.

               2.3.  Any  other   instruments,   documents   and/or   agreements
          reasonably required by Bank in connection herewith.

         3. RATIFICATION. Borrower hereby ratifies and confirms all Loan Documents to which it is a party, and represents and warrants that: (i) the Loan Documents remain in full force and effect and unchanged except as expressly amended hereby, (ii) all representations and warranties made thereunder are true and correct as of the date hereof and (iii) no Event of Default exists as of the execution of this Amendment. Borrower further represents and warrants that the Security Agreement delivered to Bank in connection with the Credit Agreement remains in full force and effect, and that it shall additionally secure payment of the $15,150,000 Revolving Credit Note, together with extensions, renewals and changes in form thereof.

         4. RATIFICATION (Guaranty). AAON, Inc., a Nevada corporation hereby ratifies and confirms its Guaranty Agreement, and agrees that it is hereby amended to evidence that it shall additionally guaranty payment of the $15,150,000 Revolving Credit Note, together with extensions, renewals and changes in form thereof. Guarantor represents and warrants to Bank that it is in full and complete compliance with the terms and conditions of the Guaranty Agreement, and any representations and warranties made therein remain true and correct in all material respects.


<PAGE 4>


         5. GOVERNING LAW AND BINDING EFFECT. This instrument shall be governed by and construed in accordance with and governed by the laws of the State of Oklahoma, and shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, executors, administrators, trustees, successors and assigns.

         6. COSTS, EXPENSES AND FEES. Borrower agrees to pay all costs, expenses and fees incurred in connection herewith, including, without limitation, the fees of Riggs, Abney, Neal, Turpen, Orbison & Lewis.

                                          "Borrower"

                                          AAON, INC., an Oklahoma
                                          corporation


                                          By /s/ Norman H.  Asbjornson
                                             -----------------------------------
                                                 Norman H. Asbjornson, President

                                          AAON          COIL
                                          PRODUCTS,  INC., a
                                          Texas  corporation
                                          (formerly known as
                                          CP/AAON, Inc.)


                                          By /s/ Norman H.  Asbjornson
                                             -----------------------------------
                                                 Norman H. Asbjornson, President


                                          "Bank"

                                          BANK OF OKLAHOMA,
                                          NATIONAL ASSOCIATION


                                          By /s/ Robert Mattax
                                             -----------------------------------
                                                 Robert Mattax
                                                 Senior Vice President

                                          "Guarantor"


<PAGE 5>



                                          AAON, INC., a Nevada corporation


                                          By /s/ Norman H.  Asbjornson
                                             -----------------------------------
                                                 Norman H. Asbjornson, President



<PAGE 6>



                                 PROMISSORY NOTE


$15,150,000                                        Effective Date: June 30, 1998
                                                                 Tulsa, Oklahoma


        FOR VALUE RECEIVED, the undersigned, AAON, INC., an Oklahoma corporation and AAON COIL PRODUCTS, INC., a Texas corporation (formerly known as CP/AAON, Inc.) (separately and collectively "Maker"), jointly and severally promise to pay to the order of BANK OF OKLAHOMA, NATIONAL ASSOCIATION ("Lender"), at its offices in Tulsa, Oklahoma, the principal sum of FIFTEEN MILLION ONE HUNDRED FIFTY THOUSAND DOLLARS ($15,150,000), or, if less, the aggregate sum of advances made by Lender to Maker under the Second Restated Revolving Credit Agreement ("Credit Agreement") dated July 1, 1996, as amended, as follows:

        a.        Principal.  Principal shall be payable on August 31, 2000.

        b.        Interest.  Interest  shall be  payable on the last day of each month (except for interest on LIBOR Loans which shall be payable on the last day of the applicable Interest Period) and at maturity, commencing July 1, 1998, based upon the type of loan and interest rate related thereto as more specifically described in the Credit Agreement, which terms are incorporated herein by reference.

        This Note is the "Note" referred to in the Credit Agreement. Reference is made to the Credit Agreement for provisions for interest accrual, the interest rate, the payment and prepayment hereof and for the acceleration of the maturity hereof, all of which are incorporated herein and made a part hereof. Terms defined in said Credit Agreement are used herein as therein defined.

        All payments under this Note shall be made in legal tender of the United States of America or in other immediately available funds at Lender's office described above, and no credit shall be given for any payment received by check, draft or other instrument or item until such time as the holder hereof shall have received credit therefor from the holder's collecting agent or, in the event no collecting agent is used, from the bank or other financial institution upon which said check, draft or other instrument or item is drawn.

        From time to time the maturity date of this Note may be extended or this Note may be renewed, in whole or in part, or a new note of different form may be substituted for this Note and/or the rate of interest may be changed, or changes may be made in consideration of loan extensions, and the holder, from time to time, may waive or surrender, either in whole or in part, any rights, guarantees, security interests or liens given for the benefit of the holder in connection herewith; but no such occurrences shall in any manner affect, limit, modify or


<PAGE 7>


otherwise impair any rights, guarantees or security of the holder not specifically waived, released or surrendered in writing, nor shall any maker, guarantor, endorser or any person who is or might be liable hereon, either primarily or contingently, be released from such liability by reason of the occurrence of any such event. The holder hereof, from time to time, shall have the unlimited right to release any person who might be liable hereon; and such release shall not affect or discharge the liability of any other person who is or might be liable hereon.

        The Maker and any endorsers, guarantors and sureties hereby severally waive protest, presentment, demand, and notice of protest and nonpayment in case this Note or any payment due hereunder is not paid when due; and they agree to any renewal, extension, acceleration, postponement of the time of payment, substitution, exchange or release of collateral and to the release of any party or person primarily or contingently liable without prejudice to the holder and without notice to the Maker or any endorser, guarantor or surety. Maker and any guarantor, endorser, surety or any other person who is or may become liable hereon will, on demand, pay all costs of collection, including reasonable attorney fees of the holder hereof in attempting to enforce payment of this Note and reasonable attorney fees for defending the validity of any document securing this Note as a valid first and prior lien.

        This Note is given for an actual loan of money for business purposes and not for personal, agricultural or residential purposes, and is executed and delivered in the State of Oklahoma and shall be governed by and construed in accordance with the laws of the State of Oklahoma. This Note is an extension of the $15,150,000 Promissory Note dated effective June 30, 1997.


                                          AAON, INC., an Oklahoma corporation



                                          By /s/ Norman H.  Asbjornson
                                             -----------------------------------
                                                 Norman H. Asbjornson, President

                                          AAON COIL PRODUCTS, INC.,
                                          a Texas corporation (formerly known as
                                          CP/AAON, Inc.)



                                          By /s/ Norman H.  Asbjornson
                                             -----------------------------------
                                                 Norman H. Asbjornson, President